Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,933.79
Total Fee Amount	4,933.79
Total Transaction Valuation	32,225,924.45
Total Offset Amount	0.00
Net Fee	$ 0.00